PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION
                         OF RESURGENCE PROPERTIES INCE.

         WHEREAS, the Board of Directors (the "Board") of Resurgence Properties Inc. (the "Company"), a Maryland corporation, has approved and determined that this Plan of Complete Liquidation and Dissolution of the Company (this "Plan") is advisable and in the best interests of the stockholders of the Company; and

         WHEREAS, the Board has directed that this Plan be submitted to the holders of the outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), for their approval or rejection at the annual meeting of stockholders in accordance with the requirements of the Maryland General Corporation Law (the "MGCL"0 and the Company's Articles of Incorporation and has authorized the filing with the Securities and Exchange Commission (the "Commission") and distribution of a proxy statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting; and

         WHEREAS, upon approval of this Plan by its stockholders, the Company shall voluntarily dissolve and completely liquidate in accordance with the MGCL and the Internal Revenue Code of 1986, as amended (the "Code"), upon the terms and conditions set forth below;

         NOW, THEREFORE, the Board hereby adopts and sets forth this Plan of Complete Liquidation and Dissolution of Resurgence Properties Inc., as follows:

         1. Effective Date of Plan.

            The effective date of this Plan (the "Effective Date") shall be the date on which this Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote thereon, in accordance with the MGCL.

         2. Cessation of Business Activities.

            After the Effective Date, the Company shall not engage in any business activities except for the purpose of preserving the value of its assets, prosecuting and defending suits by or against the Company, adjusting and winding up its business and affairs and distributing its assets in accordance with this Plan. The directors now in office and, at their pleasure, the officers of the Company now in office, shall continue in office solely for these purposes and as otherwise provided in this Plan.

         3. Liquidation of Assets.

            The Company shall sell, exchange or otherwise dispose of all of its property and assets to the extent, for such consideration (which may consist in whole or in part of money or other property) and upon such terms and conditions as the Board deems expedient and in the best interests of the Company and its stockholders. As part of the liquidation of its property and assets, the Company shall collect, or make provision for the collection of, all acounts receivable, debts and claims owing to the Company.

         4. Payment of Debts.

            Prior to making any distribution to its stockholders, the Company shall pay, or as determined by the Board, make reasonable provision to pay, all claims and obligations of the Company, including all contingent, conditional or
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unmatured  claims  known to the  Company,  and  shall  make such  provision,  as determined by the Board, as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen, but that, based on facts known to the Company, are likely to arise or to become known to the company prior to the expiration of applicable statues of limitation.

         5. Distributions.

            Following the payment or the provision for the payment of the Company's claims and obligations as provided in Section 4, the Company shall distribute pro rata to its stockholders all of its remaining property and assets. If and to the extent deemed necessary or appropriate by the Board, the Company may establish and set aside a reasonable amount (the "Contingency Reserve") to satisfy claims against the Company and expenses incurred in connection with the collection and defense of the Company's property and assets and the liquidation and dissolution provided for in this Plan. The Contingency Reserve may consist of cash or property. Following the payment, satisfaction or other resolution of such claims and expenses, any amount remaining in the Contingency Reserve shall be distributed to the stockholders.

            Prior to the date the Articles of Dissolution are accepted by the State Department of Assessments and Taxation of the State of Maryland and the Company is dissolved, as provided for in Section 7 below, the Company shall make distributions to the stockholders in cash or in kind (allocated pro rata in the discretion of the Board) as expeditiously as is practicable consistent with prudence and reasonable business judgment, in such manner, and at such time, as the Board in its sole discretion may determine in accordance with the provisions of the MGCL.

            Following the date on which the date the Articles of Dissolution are accepted by the State Department of Assessments and Taxation of the State of Maryland and the Company is dissolved, as provided for in Section 7 below, any assets remaining available for distribution to stockholders shall be distributed (the "Dissolution Distribution") only in accordance with the provisions of the MGCL.

         6. Notice of Liquidation.

            As soon as practicable after the Effective Date, but in no event later than 20 days prior to the filing of Articles of Dissolution as provided in paragraph 7 below, the Company shall mail notice in accordance with the MGCL to all its creditors and employees that this Plan has been approved by the Board and the stockholders.

         7. Articles of Dissolution.

At such time as the Board has determined that all necessary requirements for dissolution have been satisfied under Maryland law, the appropriate officers of the Company shall execute and cause to be filed in the State Department of Assessments and Taxation of the State of Maryland, and elsewhere as may be required or deemed appropriate, such documents as may be required to effectuate the dissolution of the Company. From and after the date such documents are accepted by the State Department of Assessments and Taxation of the State of Maryland, the Company will be deemed to be completely dissolved, but will continue to exist under Maryland law for the purposes of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up the Company's business affairs. The members of the Board in office at the time the Articles of Dissolution (the "Articles") are accepted for filing by the State Department of Assessments and Taxation of the State of Maryland shall be deemed to be trustees of the assets of the Company for the purposes of liquidation and shall have all powers provided to them under the MGCL.

         8. Powers of Board and Officers.

            The Board and the officers of the Company are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Company in accordance with the Code and the MGCL and any rules and regulations of the Commission or any state securities commission, including, without limitation, any instruments of dissolution, Articles of Amendment, Articles Supplementary, or other documents, and withdrawing any qualification to conduct business in any state in which the Company is so qualified, as well as the preparation and filing of any tax returns.

         9. Cancellation of Common Stock.

            The distributions to the Company's stockholders pursuant to Section 5 hereof shall be in complete redemption and cancellation of all of the outstanding Common Stock. As a condition to the receipt of the Dissolution Distribution under the Plan, the Board may require stockholders to surrender their certificates evidencing Common Stock to the Company or its agent for cancellation. If a stockholder's certificate for shares of Common Stock has been lost, stolen or destroyed, as a condition to the receipt of any distribution, such stockholder may be required to furnish to the Company satisfactory evidence of the loss, theft or destruction thereof, together with a surety bond or other security or indemnity reasonable satisfactory to the Company.

         10. Record Date and Restrictions on Transfer of Shares.

            The Company shall close its stock transfer books and discontinue recording transfers of Common Stock at the close of business on the record date fixed by the Board for the Dissolution Distribution (the "Record Date"), and thereafter certificates representing Common Stock shall not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law. The proportionate interests of all of the stockholders of the Company shall be fixed on the basis of their respective stockholdings at the close of business on the Record Date, and, after the Record Date, any distributions made by the Company shall be made solely to the stockholders of record at the close of business on the Record Date except as may be necessary to reflect subsequent transfers recorded on the books of the Company as a result of any assignments by will, intestate succession or operation of law.

         11. Liquidating Trust.

            If advisable for any reason to complete the liquidation and distribution of the Company's assets to its stockholders, the Board may at any time transfer to a liquidating trust (the "Trust") the remaining assets of the

Company. The Trust thereupon shall succeed to all of the then remaining assets of the Company, including the Contingency Reserve, and any remaining liabilities and obligations of the Company. The sole purpose of the Trust shall be to prosecute and defend suits by or against the Company, to settle and close the business of the Company, to dispose of and convey the assets of the Company, to satisfy the remaining liabilities and obligations of the Company and to distribute the remaining assets of the Company to its stockholders. The Board may appoint one or more individuals or corporate persons to act as trustee or trustees of the Trust and to cause the Company to enter into a liquidation trust agreement with such trustee or trustees on such terms and conditions as the Board determines. Adoption of the Plan by the stockholders also will constitute the approval by the stockholders of any appointment of the trustees and of the liquidating trust agreement.

         12. Compensation.

            The Company may pay to the Company's directors and agents, or any of them, compensation for services rendered in connection with the implementation of the Plan. Adoption of the Plan by the stockholders of the Company shall constitute the approval of the stockholders of the payment of any such compensation. The Company may continue to pay to Wexford Management LLC ("Wexford") compensation for services rendered in accordance with Amendment No. 2 to the Management Agreement among the Company, Resurgence Properties Texas, L.P., and Wexford, which Management Agreement can be terminated in accordance with its terms.

         13. Indemnification.

            The Company shall continue to indemnify its officers, directors, employees and agents in accordance with its Articles of Incorporation, By-Laws and any contractual arrangements as therein or elsewhere provided, and such indemnification shall apply to acts or omissions of such persons in connection with the implementation of the Plan and the winding up of the affairs of the Company. The Company's obligation to indemnify such persons may be satisfied out of assets transferred to the Trust, if any. The Board and the trustees of any Trust are authorized to obtain and maintain insurance as may be necessary to cover the Company's indemnification obligations.

         14. Costs.

            The Company is authorized, empowered and directed to pay all legal, accounting, printing and other fees and expenses of persons rendering services to the Company in connection with the preparation, adoption and implementation of the Plan, including, without limitation, any such fees and expenses incurred in connection with the preparation of a proxy statement for the special meeting of stockholders to be held for the purpose of voting upon the approval of the Plan.